                                                                    EXHIBIT 10.6

                       GUARANTY OF PAYMENT AND PERFORMANCE

                  THIS GUARANTY dated as of October 11, 2002 (the "Guaranty") from ViewCast.com, Inc. whose address is 17300 Dallas Parkway, Suite 2000, Dallas, Texas 75248 (the "Guarantor") to KELTIC FINANCIAL PARTNERS, LP a Delaware limited partnership with a place of business at 555 Theodore Fremd, Suite C-207, Rye, New York 10580 (the "Lender").

                                   WITNESSETH:

                  WHEREAS, MMAC Communications Corp. ("Borrower") has executed and delivered to Lender one or more term and/or revolving notes ("Notes" and together with any document, instrument or agreement executed in connection with the Notes, as the same may be modified, amended, restated or replaced from time to time, collectively, the "Loan Documents"), pursuant to which Lender is extending certain credit facilities (the "Credit Facilities") to Borrower; and

                  WHEREAS, the Lender is unwilling to extend the Credit Facilities to the Borrower unless it receives this Guaranty; and

                  WHEREAS, the Guarantor is willing to enter into this Guaranty in order to induce the Lender to extend the Credit Facilities and the Guarantor has approved the form and substance of each and all of the Loan Documents. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning ascribed thereto in the Loan Documents.

                  NOW, THEREFORE, in order to induce the Lender to extend the Credit Facilities to the Borrower and in consideration of the premises and of other good and valuable consideration, the Guarantor intends to guarantee absolutely and unconditionally to the Lender, the punctual payment of the Obligations and such further payment and performance as may be set forth in
Article 2 hereof.

                                   ARTICLE 1.
                 REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR

                  The Guarantor hereby represents and warrants to Lender that:

                  SECTION 1.1. CAPACITY OF THE GUARANTOR. The execution, delivery and performance of this Guaranty have been duly authorized by all necessary corporate action on the part of the Guarantor. The Guarantor has its address at the address set forth at the heading of this Guaranty.

                  SECTION 1.2. NO VIOLATION OF RESTRICTIONS. Neither the execution and delivery of this Guaranty, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the provisions of this Guaranty will conflict with or result in a breach of



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any of the terms, covenants, conditions or provisions of any agreement, judgment or order to which the Guarantor is a party or by which the Guarantor is bound, or will constitute a default under any of the foregoing, or result in the creation or imposition of any lien of any nature whatsoever for which a waiver has not been obtained by the Guarantor, the result of which would (either individually or in the aggregate) have a Material Adverse Effect (as defined in Loan Documents) on the Guarantor (a "Material Adverse Effect on Guarantor").

                  SECTION 1.3. COMPLIANCE WITH LAW. The Guarantor is not in violation of any law, ordinance, governmental rule, regulation, order or judgment to which the Guarantor may be subject, the result of which violation would have a Material Adverse Effect on Guarantor.

                  SECTION 1.4. FINANCIAL STATEMENTS. The financial statements of Guarantor included in the Guarantor's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and its Quarterly Reports on Form 10-Q for the first and second fiscal quarters for the year 2002 comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Securities and Exchange Commission (the "SEC") with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereof) and fairly present the consolidated financial position of the Guarantor as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements to normal year-end adjustments that do not reflect a Material Adverse Effect on the Guarantor). There has been no material adverse change in the financial condition of the Guarantor since the date of the financial statements contained in the Form 10-Q for the second fiscal quarter of the year 2002.

                  SECTION 1.5. TAX RETURNS. Guarantor has filed all requisite federal and state tax returns, including all estimated tax returns, paid all taxes shown thereon to be due, including interest and penalties, or has provided adequate reserves therefore.

                  SECTION 1.6. SOLVENCY OF GUARANTOR AND BORROWER. The Guarantor is solvent and has made an appropriate financial investigation of the Borrower and has determined that the Borrower is solvent at the time of execution of this Guaranty.

                                   ARTICLE 2.
                            COVENANTS AND AGREEMENTS

                  SECTION 2.1. GUARANTY OF PAYMENT. The Guarantor irrevocably, absolutely and unconditionally guarantees to the Lender:

                           (A) The punctual payment of the Obligations. The term
"Obligations" shall mean and include all loans, advances, debts, liabilities, obligations, covenants and duties owing by Borrower to Lender or any affiliate of Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Loan Documents or under any other agreement or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or



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confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now due or hereafter arising and however acquired, including, without limitation, all interest, charges, expenses, commitment, facility, collateral management or other fees, reasonable attorneys' fees and expenses, and any other sum chargeable to Borrower under the Loan Documents or any other agreement with Lender.

                           (B) The full and prompt performance of any and all
obligations of the Borrower to Lender under the Loan Documents.

                  SECTION 2.2. OBLIGATIONS UNCONDITIONAL. This Guaranty shall remain in full force and effect until the Obligations and all sums due hereunder are paid in full, irrespective of any interruptions in the business relationships of the Borrower and the Guarantor with the Lender. The Guarantor's obligation hereunder shall not be affected, modified or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Guarantor:

                           (A) The invalidity, irregularity, illegality or
unenforceability of, or any defect in any Loan Document or any collateral security for the Credit Facilities (the "Collateral").

                           (B) Any present or future law or order of any
government (de jure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect any Loan Document or any other obligation of the Borrower or any other obligor or to any other terms of payment.

                           (C) The waiver, compromise, settlement, release or
termination of any or all of the obligations, covenants or agreements of the Borrower under any Loan Document or of the Guarantor under this Guaranty, or of any other guarantor of the Credit Facilities or any part thereof, or of any other party who has given Collateral as security for the payment of the Credit Facilities or any part thereof.

                           (D) The failure to give notice to the Guarantor of
the occurrence of a default or an event of default under any Loan Document.

                           (E) The loss, release, sale, exchange, surrender or
other change in any Collateral.

                           (F) The extension of the time for payment of any
principal of or interest on the Obligations or of the time for performance of any other obligations, covenants or agreements under or arising out of any Loan Document or the extension or the renewal of any thereof.

                           (G) The modification or amendment (whether material
or otherwise) of any obligation, covenant or agreement set forth in any Loan Document.



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                           (H) The performance of, or the omission to perform,
any of the actions referred to in any Loan Document.

                           (I) Any failure, omission or delay on the part of the
Lender to enforce, assert or exercise any right, power or remedy conferred on the Lender in any Loan Document.

                           (J) The voluntary or involuntary liquidation,
dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantor or the Borrower or either of their assets, or any allegation or contest of the validity of any Loan Document.

                           (K) The default or failure of the Guarantor to fully
perform any obligations set forth in this Guaranty.

                           (L) Any event or action that would, in the absence of
this paragraph, result in the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty (other than payment in full of the Obligations or a written release provided by Lender to the Guarantor).

                           (M) Any other circumstances which might otherwise
constitute a legal or equitable discharge or defense of a surety or a guarantor.

                  SECTION 2.3. WAIVER BY GUARANTOR. The Guarantor hereby waives:

                           (A) Notice of acceptance of this Guaranty.

                           (B) Diligence, presentment and demand for payment of
the Obligations.

                           (C) Protest and notice of protest, dishonor or
default to the Guarantor or to any other party with respect to the Obligations.

                           (D) Any and all notices to which the Guarantor might
otherwise be entitled.

                           (E) Any demand for payment under this Guaranty.

                           (F) Any and all defenses to payment including,
without limitations any defenses and counterclaims of the Guarantor or the Borrower based upon fraud, negligence or the failure of any condition precedent or claims of offset or defenses involving the invalidity, irregularity or unenforceability of all or any part of the liabilities herein guaranteed or any defense otherwise available to the Guarantor or the Borrower.

                           (G) Until such time as the Obligations are paid in
full and the Lender has received all other sums due under the terms of the Loan Documents, any and all rights of



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subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against the Borrower or any other person directly or contingently liable for the Obligations guaranteed hereunder, or against or with respect to any of the Borrower's property (including, without limitation, property collateralizing the Obligations), arising from the existence or performance of this Guaranty and whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

                  SECTION 2.4. NATURE OF GUARANTY. This Guaranty is a guaranty of payment and not of collection and the Guarantor hereby waives the right to require that any action be brought first against the Borrower or any other guarantor, or to require that resort be made to any Collateral, or to require that resort be made to any security or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or of the Guarantor.

                  SECTION 2.5. CONTINUATION OF GUARANTY. The Guarantor further agrees that the obligations hereunder shall continue to be effective or reinstated, as the case may be, if at any time payment or any part thereof of the Obligations is rescinded or must otherwise be restored by the Lender upon the bankruptcy or reorganization of the Borrower, the Guarantor or otherwise.

                  SECTION 2.6. SUBORDINATION OF DEBT. Subject to the provisions of that certain Subordination Agreement entered into contemporaneously herewith between Guarantor, Lender and Borrower, the Guarantor hereby subordinates any and all indebtedness of the Borrower now or hereafter owed to the Guarantor to all indebtedness of the Borrower to Lender and agrees with Lender that, from and after the date whereon Lender notifies Guarantor that an Event of Default under one or more of the Loan Documents has occurred and is continuing, Guarantor shall not demand or accept any payment from the Borrower of any such indebtedness, shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any interest in any of the Collateral described in and encumbered by the Loan Documents; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and paid over to Lender on account of the Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty except to the extent the Obligations shall have been reduced by such payment.

                  SECTION 2.7. FINANCIAL STATEMENTS. Guarantor agrees to deliver to Lender: (a) within one hundred and twenty (120) days after the end of each calendar year, financial statements dated as of the year end; (b) within ten
(10) days after the filing of Federal and State tax returns, including estimated filings, and any additional information applicable to the Guarantor's financial condition on Lender's standard form therefor or other form acceptable to Lender. Within ten (10) days after Guarantor becomes aware of an Event of Default under any Loan Document, Guarantor will furnish Lender with financial statements and any additional information applicable to Guarantor's financial condition on Lender's standard form therefor or other form acceptable to Lender dated no earlier than one hundred thirty-five (135) days prior to the Event of Default.

                  SECTION 2.8. TRANSFER OF INTEREST. Except as permitted pursuant to the Loan Documents, the Guarantor agrees not to make or permit to be made, by voluntary or involuntary



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means, any transfer of the interest of the Guarantor in the Borrower (except to an Affiliate of Borrower, but not to exceed thirty percent (30%) of the total equity interests in Borrower), without first obtaining the prior written consent of Lender.

                                   ARTICLE 3.

                                EVENTS OF DEFAULT

                  SECTION 3.1. EVENTS OF DEFAULT DEFINED. An "Event of Default" shall exist if any of the following events occurs:

                           (A) The Guarantor fails to perform or observe any
covenant contained herein.

                           (B) Any warranty, representation or other statement
by or on behalf of the Guarantor contained in this Guaranty is false or misleading in any material respect when made.

                           (C) The Guarantor purports to terminate this
Guaranty.

                           (D) A receiver, liquidator or trustee of the
Guarantor or any of its property is appointed by court order, or any party named as a Guarantor is adjudicated bankrupt or insolvent or any of its property is sequestered by court order or a petition is filed against the Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within ninety (90) days of such filing.

                           (E) The Guarantor files a petition in voluntary
bankruptcy or seeks relief under any provision of any reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law.

                           (F) The Guarantor makes an assignment for the benefit
of creditors or admits in writing inability to pay debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of all or any part of his or its property.

                           (G) The occurrence of an Event of Default under any
other Loan Document.

                  SECTION 3.2. REMEDIES ON DEFAULT. If an Event of Default exists, Lender may proceed to enforce the provisions hereof and to exercise any other rights, powers and remedies available to the Lender.



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                  SECTION 3.3. WAIVER AND NOTICE.

                           (A) No remedy herein conferred upon or reserved to
the Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity or by statute.

                           (B) No delay or omission to exercise any right or
power accruing upon the occurrence of any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient.

                           (C) In order to entitle the Lender to exercise any
remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Guaranty.

                           (D) No waiver, amendment, release or modification of
this Guaranty shall be established by conduct, custom or course of dealing.

                                   ARTICLE 4.
                                  MISCELLANEOUS

                  SECTION 4.1. CONSTRUCTION. If this Guaranty is executed by two or more parties, they shall be jointly and severally liable hereunder and the phrase Guarantor whenever used herein shall be construed to refer to each of the parties in the same manner and with the same effect as if each party had signed a separate guaranty.

                  SECTION 4.2. GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of conflicts of laws.

                  SECTION 4.3. SUCCESSORS AND ASSIGNS. This Guaranty is entered into for the benefit of the parties hereto and their successors and assigns. It shall be binding upon and shall inure to the benefit of the said parties, their successors and assigns. Lender shall have the right, without the necessity of any further consent or authorization by Guarantor, to sell, assign, securitize or grant participation in all, or a portion of, Lender's interest hereunder, to other financial institutions of the Lender's choice and on such terms as are acceptable to Lender in its sole discretion.

                  SECTION 4.4. NOTICES. Wherever this Guaranty provides for notice to any party (except as expressly provided to the contrary), it shall be given by messenger, facsimile, certified U.S. mail with return receipt requested, or nationally recognized overnight courier with receipt requested, effective when received by the party to whom addressed, and shall be addressed as follows, or to such other address as the party affected may hereafter designate:



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If to Lender:                          Keltic Financial Partners, LP
                                       Attn: John P. Reilly Managing Partner
                                       555 Theodore Fremd Avenue, Suite C-207
                                       Rye, New York 10580
                                       Tel: (914) 921-3555 (ext. 208)
                                       Fax: (914) 921-1154

With a copy to:                        Pitney, Hardin, Kipp & Szuch LLP
                                       Attn:  Michael P. Turner, Esq.
                                       200 Campus Drive
                                       Florham Park, New Jersey 07932
                                       Tel: (973) 966-8432
                                       Fax: (973) 966-1550

If to Guarantor:                       ViewCast.com, Inc.
                                       Attn: Chief Financial Officer
                                       17300 Dallas Parkway, Suite 2000
                                       Dallas, Texas 75248
                                       Tel: (972) 488-7200
                                       Fax: (972) 488-7299

With a copy to:                        Haynes & Boone, LLP
                                       Attn: Janice V. Sharry, Esq.
                                       901 Main Street, Suite 3100
                                       Dallas, Texas 75202
                                       Tel: (214) 651-5562
                                       Fax: (214) 200-0676


                  SECTION 4.5. ENTIRE AGREEMENT. This Guaranty supersedes, with respect to the subject matter hereof, all prior and contemporaneous agreements, understandings, inducements or conditions between the respective parties, whether express or implied, oral or written. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor from the terms hereof shall in any event be effective unless the same shall be in a written consent signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 4.6. PARTIAL INVALIDITY. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty affecting the validity or enforceability of such provision in any other jurisdiction.

                  SECTION 4.7. CONSENT TO JURISDICTION. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF GUARANTOR OR LENDER, GUARANTOR HEREBY CONSENTS AND AGREES THAT



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ANY FEDERAL OR STATE COURT LOCATED IN ANY COUNTY IN NEW YORK STATE, SHALL HAVE
JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GUARANTOR AND LENDER PERTAINING TO THIS GUARANTY OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY; PROVIDED, HOWEVER, LENDER MAY, AT ITS OPTION, COMMENCE ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION TO OBTAIN POSSESSION OF OR FORECLOSE UPON ANY COLLATERAL, TO OBTAIN EQUITABLE RELIEF OR TO ENFORCE ANY JUDGMENT OR ORDER OBTAINED BY LENDER AGAINST GUARANTOR OR WITH RESPECT TO ANY COLLATERAL, IF ANY, TO ENFORCE ANY OTHER RIGHT OR REMEDY UNDER THIS GUARANTY OR TO OBTAIN ANY OTHER RELIEF DEEMED APPROPRIATE BY LENDER. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GUARANTOR HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GUARANTOR REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS CONSENT TO JURISDICTION PROVISION WITH ITS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY.

                  SECTION 4.8. WAIVER OF JURY TRIAL. GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION TO WHICH LENDER AND GUARANTOR ARE PARTIES IN RESPECT OF ANY MATTER ARISING UNDER THIS GUARANTY OR ANY OTHER MATTER INVOLVING GUARANTOR AND LENDER, WHETHER OR NOT OTHER PERSONS ARE ALSO PARTIES THERETO. GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS GUARANTY AND MAKING LOANS TO BORROWER AND THAT LENDER IS RELYING ON THE FOREGOING WAIVER [IN ITS FUTURE DEALINGS WITH GUARANTOR. GUARANTOR REPRESENTS AND WARRANTS THAT GUARANTOR REVIEWED THIS JURY WAIVER PROVISION WITH ITS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY.

                      [END OF TEXT; SIGNATURE PAGE FOLLOWS]



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                  IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first above written.



                                       ViewCast.com, Inc.


                                       By: /s/ LAURIE L. LATHAM
                                          --------------------------------------
                                          Name: Laurie L. Latham
                                          Title: Chief Financial Officer



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STATE OF TEXAS                      )
         ---------------------------
                                    ) ss.:
COUNTY OF DALLAS                    )
          --------------------------


                  On the 11th day of October in the year 2002, before me, the undersigned, a notary public in and for said state, personally appeared Laurie
L. Latham, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                       /s/ NORMA L. MARTIN
                                       -----------------------------------------
                                       Notary Public



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